As filed with the Securities and Exchange Commission on February 18, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 18, 2004 (February 17, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5. Other Events	3

Signature	4

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Item 5.	Other Events.

In July 2003, Medarex, Inc. (the “Company”) issued and sold $125,000,000 aggregate principal amount of its 4.25% Convertible Senior Notes due August 15, 2010 (the “Notes”). The Company filed a Registration Statement ( File No. 333-108325) on Form S-3 (the “Registration Statement”) covering the resale by certain selling securityholders listed therein of the Notes and the common stock issuable upon conversion thereof. The Registration Statement was declared effective by the Securities and Exchange Commission on Tuesday, February 17, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC. Registrant

Date:	February 18, 2004	By:	/s/ Christian S. Schade

Christian S. Schade Senior Vice President and Chief Financial Officer

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